Mergers and Acquisitions (Tables)	12 Months Ended
Dec. 31, 2020
Disclosure of detailed information about business combination [abstract]
Summary of Preliminary Estimate of Fair Value of Net Assets Acquired and Reconciliation of Cash Flows	The allocation of the consideration paid to the fair value of net assets acquired is as follows:

Total current assets, including cash acquired of Ps. 860	Ps. 1,864
Total other non current assets	4,031
Distribution rights	1,715
Total assets	7,610
Total liabilities	(3,961)
Net assets acquired	3,649
Goodwill	2,903
Total consideration transferred	6,552
Cash acquired	(860)
Net cash paid	Ps. 5,692
(1)As of result of the purchase price allocation, which was finalized in 2019, additional fair value adjustments from those recognized in 2018 have been recognized as follows: decreases in total noncurrent assets of Ps.236 distribution rights of Ps. 2,887 and increase in goodwill of Ps. 2,903.

Summary of Selected Income Statement Information Related to Business Acquisition
The information for the profit and loss statements of these acquisitions for the period between the acquisition date and December 31, 2018 is as follows:

Profit and loss statements	2018
Total revenue	Ps. 4,628
Income before taxes	496
Net income	413

Summary of Unaudited Pro Forma Financial Information
The following unaudited 2018 consolidated pro forma financial data represent the Company’s historical financial information, adjusted to give effect to acquisitions in the period, as if the acquisitions had occurred on January 1, 2018; and certain accounting adjustments mainly related to the pro forma depreciation of fixed assets of the acquired group of companies.

Unaudited Pro Forma Financial Information for the year ended December 31, 2018
Total revenues	Ps. 185,737
Income before taxes	17,763
Net income	15,500